                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 16, 2001



                                ZEMEX CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           CANADA                       1-228                      None
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)         Identification Number)


                CANADA TRUST TOWER, BCE PLACE
                 161 BAY STREET, SUITE 3750                   M5J 2S1
                  TORONTO, ONTARIO, CANADA
          (Address of Principal Executive Offices)            (Zip Code)


       Registrants' telephone number, including area code: (416) 365-8080


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

On November 17, 2000, the Registrant's wholly owned subsidiary, Zemex U.S. Corporation, a Delaware corporation, entered into a Stock Purchase Agreement with Hecla Mining Company, a Delaware corporation, pursuant to which, Zemex U.S. was to purchase (or cause its designees to purchase) all of the issued and outstanding capital stock of Hecla Mining Company's wholly owned subsidiary, Kentucky-Tennessee Clay Company, a Delaware corporation, and Hecla de Brasil Empreendimentos de Participacoes Ltda., a Brazilian sociedade civil por quotas de responsibilidade limitada.

     On February 16, 2001, Registrant formally terminated the Stock Purchase Agreement with Hecla Mining Company.

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Registrant announcing the termination of the Stock Purchase Agreement.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ZEMEX CORPORATION




Dated:  February 23, 2001               By: /s/ Allen J. Palmiere
                                           ------------------------------------
                                           Allen J. Palmiere
                                           Vice President and Chief Financial
                                           Officer

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                                  EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------
99.1           Press Release, dated February 16, 2001, announcing the
               termination of the Stock Purchase Agreement with Hecla Mining
               Company.